Filed pursuant to Rule 497(e)
File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

MANAGERS AMG FQ U.S. EQUITY FUND

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Supplement dated October 2, 2012 to the Prospectus dated March 1, 2012, as supplemented

May 25, 2012, July 1, 2012 and July 16, 2012, and Statement of Additional Information dated March 1, 2012

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Managers Trust I (the “Trust”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated and supplemented as noted above.

At a meeting held on September 20-21, the Trust’s Board of Trustees approved the changes described below for the share classes of the Funds. In all cases the changes maintain or lower the expense ratios to affected shareholders.

Renaming Class A Shares as Investor Class Shares

Effective immediately after the close of business (4:00 PM EST) on November 30, 2012 (the “Closure Time”), the Funds will rename Class A shares as “Investor Class” shares and amend the features of the share class to conform to the features of other Investor Class shares in the Managers Family of Funds. These changes include eliminating the front-end sales loads, contingent deferred sales charges (“CDSCs”) and finder’s fees associated with sales of the share class. Investments in Investor Class shares of a Fund after the Closure Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus.

Closing Class C Shares and Converting to Investor Class Shares

Effective as of the Closure Time, Class C shares of the Funds will be closed to all investors and will no longer be available for purchase. Immediately after the renaming of Class A shares to Investor Class shares described above (the “Conversion Time”), all outstanding Class C shares of each Fund will automatically convert to Investor Class shares of such Fund.

As of the Closure Time, Class C shares of each Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Conversion Time, each shareholder’s outstanding Class C shares of a Fund will automatically convert to a number of full and/or fractional Investor Class shares of such Fund equal in value to the shareholder’s Class C shares of such Fund as of the Conversion Time (the “Investor Class Conversion”). The Investor Class Conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Time resulting from the Investor Class Conversion. Investments in Investor Class shares of a Fund after the Conversion Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus. Shareholders may redeem Class C shares of the Funds at any time until the Conversion Time without being subject to the deferred sales charges described in the Prospectus.

Investment Minimums

Effective as of the Closure Time, the initial investment minimums for Investor Class and Institutional Class shares of the Funds and Service Class shares of Managers AMG FQ Global Alternatives Fund are as follows:

Share Class	Initial Investment Minimum (Regular Account)	Initial Investment Minimum (IRA)
Investor Class	$2,000	$1,000
Service Class	$100,000	$25,000
Institutional Class	$1,000,000	$50,000

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